                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                MK GOLD COMPANY
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS - AUGUST 5, 1996



To the Stockholders of MK Gold Company:

   You are cordially invited to attend the Annual Meeting of Stockholders of MK Gold Company (the "Company") to be held at the Salt Lake City Marriott, 75 S. West Temple, Salt Lake City, Utah, on Monday, August 5, 1996, at 3:00 p.m. for the following purposes:

   1. To elect two directors of the Company.

   2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "AdAstra Resource Corporation."

   3. To approve an amendment to the Company's Stock Incentive Plan, as previously amended, to (i) increase by 1,500,000 the number of shares of Common Stock with respect to which awards may be made under the Plan, (ii) limit to 1,500,000 the number of shares with respect to which awards may be made to a participant under the plan in a two (2) year period, and
      (iii) establish a requirement that the committee administering the Stock Incentive Plan be comprised of outside directors.

   4. To transact such other business as may properly come before the meeting.

   Stockholders of record at the close of business on June 15, 1996 are entitled to notice of and to vote at the meeting and at any and all adjournments or postponements thereof. If you are unable to attend the meeting in person, you are urged to sign, date and return the enclosed proxy as it is necessary that holders of a majority of the outstanding shares be present, in person or by proxy, in order to obtain a quorum for the meeting. The proxy may be returned in the accompanying, self-addressed envelope which requires no postage if mailed in the United States.

Dated:  July 10, 1996
                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        John C. Farmer
                                        Controller, Treasurer and Secretary

                             ____________________

   The Company's 1996 Annual Report is being mailed to stockholders and accompanies these proxy materials. The Annual Report contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not to be deemed a part of the proxy soliciting material.

                                MK GOLD COMPANY
                        60 E. South Temple, Suite 2100
                          Salt Lake City, Utah  84111
                             ____________________


                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 5, 1996
                             ____________________


                              GENERAL INFORMATION


   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MK Gold Company, a Delaware corporation ("MK Gold" or the "Company"), to the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at its Annual Meeting of Stockholders to be held at the Salt Lake City Marriott, 75 S. West Temple, Salt Lake City, Utah, on Monday, August 5, 1996, at 3:00 p.m., and at any and all adjournments or postponements thereof. Any proxy delivered pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise thereof (i) by filing a revocation instrument with the Secretary of the Company, (ii) by delivering a duly executed proxy bearing a later date, or (iii) by appearing at the meeting and voting in person.

   This Proxy Statement and the related proxy are first being mailed to stockholders commencing on or about July 10, 1996.

   VOTING RIGHTS AND VOTE REQUIRED. Stockholders of record on June 15, 1996, the record date, are entitled to vote at the meeting. As of June 15, 1996, 19,397,800 shares of Common Stock were outstanding and entitled to vote.

   The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on June 15, 1996 will constitute a quorum. Under the Delaware General Corporation Law and the Company's Certificate of Incorporation, for each share of Common Stock held, each stockholder is entitled to cast one vote for each nominee for each of the two directorships to be filled. On all other matters each stockholder is entitled to cast one vote for each share of Common Stock held. The two nominees for director receiving the highest number of votes cast will be elected whether or not any one of them receives the vote of a majority of the shares represented and entitled to vote at the meeting. The affirmative vote of a majority of the outstanding shares of Common Stock is required for the approval of the amendment to the Company's Certificate of Incorporation. Approval of each of the other business items will require the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the meeting. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting "FOR" an item of business and, therefore, have the same effect as a vote "AGAINST" a business item. Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either "FOR" or "AGAINST" an item of business.

   VOTING OF PROXIES. The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the stockholders. If no instructions are given, the shares will be voted (i) FOR each of the nominees named herein, or their respective substitutes, as directors, (ii) FOR approval of the amendment to the Company's Certificate of Incorporation, and (iii) FOR approval of the amendment to the Company's Stock Incentive Plan.

   Management knows of no business to be brought before the meeting other than the matters described in this Proxy Statement. However, if any other matters are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote on such matters in accordance with their discretion pursuant to such proxy.

   TABULATION. Pursuant to the by-laws and policies of the Company, representatives of ChaseMellon Shareholder Services, L.L.C. have been appointed to serve as independent Inspectors of Election to supervise the voting of the shares for the Annual Meeting of Stockholders. The Inspectors of Election will decide all questions respecting the qualification of voters, the validity of the proxies and the acceptance or rejection of votes. None of the Inspectors of Election is an officer, employee or stockholder of the Company.


                           BUSINESS TO BE TRANSACTED

1. ELECTION OF DIRECTORS

   The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III, each class as nearly equal in number as possible. Each class serves three years, with terms of office of the respective classes expiring in successive years. The two current Class III directors, whose terms expire in 1996, are being proposed for election for new three-year terms (expiring in 1999) at the Annual Meeting. The proxies solicited hereby cannot be voted to elect more than two directors at the Annual Meeting.

   It is the intention of the proxy holders named in the enclosed proxy to vote such proxies for the two nominees first named below, all of whom currently are directors, to hold office until the 1999 Annual Meeting and until their successors are elected and qualified. Leucadia National Corporation ("Leucadia") owns approximately 46.4% of the outstanding shares of the Company's Common Stock. Leucadia has informed the Company that it intends to vote for the two nominees first named below.

   Certain information with respect to the nominees for director and directors continuing in office is set forth below.

CLASS III -- NOMINEES FOR ELECTION TO SERVE UNTIL THE 1999 ANNUAL MEETING OF
STOCKHOLDERS:

   GORDON J. HUMPHREY, 55, was elected to the Board in 1993. Mr. Humphrey has served as President and a Director of the Humphrey Group, Inc. since 1991. He is a former U.S. Senator from new Hampshire (1972-1991). Mr. Humphrey serves as Chairman of the Compensation Committee and serves on the Audit Committee of the Board of Directors.

   JAMES P. MISCOLL, 61, was elected to the Board in 1993. Mr. Miscoll served as Vice Chairman, Bank of America from 1985 to 1992, when he retired from that position. Mr. Miscoll also serves as a Director for Coast Federal Financial, Inc., Rykoff-Sexton, Inc. and MK Rail Corporation. Mr. Miscoll serves as Chairman of the Audit Committee and serves on the Compensation Committee of the Board of Directors.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    "FOR" THE TWO NOMINEES SET FORTH ABOVE.

CLASS I -- DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 1998 ANNUAL MEETING OF
STOCKHOLDERS:

   IAN M. CUMMING, 55, was appointed to the Board in June 1995. Mr. Cumming has served as a Director and Chairman of the Board of Directors of Leucadia National Corporation since 1978. He also serves as a Director for Allcity Insurance Company, Skywest, Inc. and Barbados Light and Power Company. Mr. Cumming serves on the Executive and Audit Committees of the Board of Directors.

   JOSEPH S. STEINBERG, 52, was appointed to the Board in June 1995. Mr. Steinberg has served as a Director of Leucadia National Corporation since 1978 and as President since 1979. He also serves as a Director for Allcity Insurance Company and for Jordan Industries, Inc.

   G. FRANK JOKLIK, 68, was appointed to the Board in June 1995. Mr. Joklik has served as Chief Executive Officer of the Company since November 1, 1995. Mr. Joklik served as President and Chief Executive officer of Kennecott Corporation from 1980 to June 1993, when he retired from Kennecott. He also serves as a Director for First Security Corporation and Cleveland Cliffs.
   Mr. Joklik serves on the Executive Committee of the Board of Directors.

CLASS II -- DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:

   ROBERT V. HANSBERGER, 76, was elected to the Board in 1993. Mr. Hansberger has served as the Chairman and Chief Executive Officer of Futura Corporation since 1972. He also serves as a Director for Primary Health, Inc., Ram Golf Corp., BMC West Corporation and Thrifty Foods, Inc. Mr. Hansberger was elected Chairman of the Board in February 1995, and serves on the Executive Committee of the Board of Directors.

   ROBERT S. SHRIVER, 42, was elected to the Board in 1993. Mr. Shriver has served as the Executive Director of Special Olympics Productions, Los Angeles, California, and as a financial advisor/investor since 1990. He also serves as a Director for MacAndrews & Forbes, Inc., and MAFCO Holdings, Inc. Mr. Shriver serves on the Compensation and Audit Committees of the Board of Directors.

   If it is determined prior to the meeting that any nominee will be unable to serve as a Director, the proxy holders reserve the right to substitute a nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve, unless the Board of Directors reduces the size of the membership of the Board of Directors prior to the Annual Meeting to eliminate the position of any such nominee.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS,
                   BOARD COMMITTEES AND DIRECTOR COMPENSATION

BOARD COMMITTEES AND MEETINGS

   The current committees of the Company's Board of Directors include an Executive Committee, the Compensation Committee and an Audit Committee. These committees are further described below.

     Executive Committee. The Executive Committee is responsible for overseeing the management of the business and affairs of the Company and has such additional authority as may be granted to it from time to time by the Board of Directors. The Executive Committee meets at such times as may be deemed necessary by the Board of Directors or the Executive Committee. The current members of the Executive Committee are Robert V. Hansberger, Ian M. Cumming and
G. Frank Joklik. No meetings of the Executive Committee were held during fiscal year 1996; however, the Executive Committee took certain actions by a unanimous written consent in fiscal year 1996.

     Compensation Committee. The Compensation Committee reviews and adjusts the salaries of the principal officers and key executives of the Company. The Compensation Committee also administers the Company's executive compensation and benefit plans. The Compensation Committee meets at such times as may be deemed necessary by the Board of Directors or the Compensation Committee. The current members of the Compensation Committee are Gordon J. Humphrey (Chairman), James
P. Miscoll and Robert S. Shriver. The Compensation Committee held one meeting during fiscal year 1996.

     Audit Committee. The primary function of the Audit Committee is to facilitate communications among outside auditors and the Board of Directors. The Audit Committee also reviews financial statements, internal controls, and procedures and the scope and results of audits. The Audit Committee meets at such times as may be deemed necessary by the Board of Directors or the Audit Committee. The current members of the Audit Committee are James P. Miscoll (Chairman), Ian M. Cumming, Gordon J. Humphrey, and Robert
S. Shriver.  The Audit Committee held three meetings during fiscal year 1996.

   The Board of Directors held a total of 10 regular and special meetings during the fiscal year ended March 31, 1996. During such fiscal year, each incumbent director attended 75% or more of the total number of meetings of the Board and the committees of the Board on which he served that were held during the periods he served, except that (i) Mr. Steinberg attended 71% of the meetings of the Board during the period he served, (ii) Mr. Cumming did not attend the meeting of the Audit Committee during the period he served, (iii) Mr. Shriver attended 66% of the meetings of the Audit Committee during the period he served, and (iv) Mr. Joklik attended one of two of the meetings of the Audit Committee during the period he served.

DIRECTOR COMPENSATION

   Cash Compensation. Non-employee Directors received a retainer fee of $5,000 per quarter, plus $1,000 for each Board meeting attended, and $500 for each standing committee meeting attended during fiscal year 1996. Beginning with fiscal year 1997, non-employee Directors will receive a retainer fee of $7,500 per year, plus $500 for each Board meeting attended, and $250 for each standing committee meeting attended. As Chairman of the Board of Directors, Mr. Hansberger was paid an annual fee for fiscal year 1996 of $60,000, payable quarterly. For fiscal year 1997, Mr. Hansberger will receive an annual fee of $20,000, payable quarterly. Directors who are employees of the Company receive no additional compensation for serving as Directors, but may receive compensation for consulting services. Directors are also reimbursed by the Company for reasonable and necessary expenses incurred in connection with their services as Directors of the Company. The Company does not have any consulting agreements with its Directors and no Director received compensation for consulting services during the fiscal year ended March 31, 1996.

   Stock Option Plan for Non-Employee Directors. The Company has a Stock Option Plan for Non-Employee Directors, the purpose of which is to encourage the highest level of performance from those members of the Board of Directors who are not employees of the Company by providing such non-employee Directors with a proprietary interest in the financial success of the Company. Under the plan, non-employee Directors are granted discounted options to purchase the MK Gold Common Stock. The plan was amended at the 1994 Annual Meeting to increase the number of options granted to each Non-Employee Director from 15,000 to 30,000. Following such amendment, the following nonemployee Directors received the following cumulative grants: (i) James P. Miscoll -- 30,000; (ii) Gordon J. Humphrey -- 30,000; (iii) Robert V. Hansberger -- 15,000; and (iv) Robert S. Shriver -- 15,000. Messrs. Shriver and Hansberger declined to accept the additional option grant of 15,000 shares authorized at the 1994 Annual Meeting. Upon their election to the Board of Directors in June 1995, each of Messrs. Cumming, Steinberg and Joklik was granted an option under the Stock Option Plan for Non-Employee Directors to purchase 30,000 shares of MK Gold Common Stock.

   With respect to the foregoing options, options for 15,000 shares were granted to each of Messrs. Hansberger, Shriver, Humphrey and Miscoll on December 17, 1993 at an exercise price of $3.09375 per share of which, as of the date of this Proxy Statement, options for 10,000 shares have vested in accordance with their terms. In addition, options for 15,000 shares were granted to each of Messrs. Humphrey and Miscoll on July 14, 1994, at an exercise price of $2.71880 per share of which, as of the date of this Proxy Statement, options for 5,000 shares have vested in accordance with their terms. Options for 30,000 shares were granted to each of Messrs. Cumming, Steinberg and Joklik on June 6, 1995, at an exercise price of $1.81 per share, and 10,000 have vested as of the date of this Proxy Statement. The options granted to Mr. Joklik under the Stock Option Plan for Non-Employee Directors were canceled when Mr. Joklik was elected President and Chief Executive Officer of the Company. Mr. Joklik subsequently received a grant of options under the Company's Stock Incentive Plan. See "EXECUTIVE COMPENSATION."

   The purchase price per share for shares covered by each option award under the Stock Option Plan for Non-Employee Directors is equal to 50% of the fair market value of MK Gold Common Stock on the date of grant. Options granted under the plan are non-transferable and non-assignable by the participant other than by will or by the laws of descent and distribution. The options granted under the plan vest over a three-year period in annual increments of one-third on each anniversary of the date of grant for participants who continue to serve on the Board of Directors. If a participant ceases to be a member of the Board of Directors for any reason except termination for cause, all vested options then held are exercisable for a period of three years and all unvested options terminate 30 days after the participant ceases to be a member of the Board of Directors. If a participant is terminated for cause, all vested options are exercisable for a period of 30 days and all unvested options automatically terminate.


                      EXECUTIVE OFFICERS OF THE REGISTRANT

Following is a schedule of names and certain information regarding all of the executive officers of the Company, as of June 24, 1996:

NAME                      AGE   POSITION

Robert V. Hansberger       76   Chairman of the Board

G. Frank Joklik            68   President and Chief Executive Officer

Philip J. Bernhisel        48   Chief Financial Officer

Don L. Babinchak           60   Director of Human Resources

John C. Farmer             46   Controller, Treasurer and Secretary

Larry L. Lackey            60   Chief Geologist

Thomas G. White            52   Manager of Operations

Terry V. Rogers            49   Project Manager, Jerooy Gold Project


Robert V. Hansberger became Chairman of the Board of the Company on February 20, 1995, and has been a director since December 17, 1993 when the Company became a publicly traded entity. Mr. Hansberger has also served as the Chairman and Chief Executive Officer of Futura Corporation located in Boise, Idaho, since 1972.

G. Frank Joklik has been the President and Chief Executive Officer of the Company since November 1, 1995. Mr. Joklik has been a director since June 6, 1995. Mr. Joklik was formerly the President and CEO of Kennecott Corporation.

Philip J. Bernhisel has been the Chief Financial Officer since February 26, 1996. He was formerly the Senior Vice President of Finance and Law of Kennecott Corporation. Mr. Bernhisel is employed on a part-time basis by the Company.

Don L. Babinchak has been Director of Human Resources of the Company since March 25, 1996. Mr. Babinchak was formerly Vice President of Human Resources of Kennecott Corporation. Mr. Babinchak is employed on a part-time basis by the Company.

John C. Farmer was appointed Controller, Treasurer and Secretary April 25, 1996. He was formerly the Chief Financial Officer of Dyno Noble Inc.

Larry L. Lackey has been Chief Geologist for MK Gold since August 23, 1995. He was formerly Regional Vice President-Central America and the Caribbean for Independence Mining Company, Inc.

Thomas G. White has been the Vice President of Operations for MK Gold since October 8, 1993. Prior to joining MK Gold, Mr. White served as a Mining Executive for the gold operations of Homestake Mining Co., located in San Francisco, California (1975 to 1992).

Terry V. Rogers has been the Company's Project Manager for the Jerooy Gold Project since November 1994. Mr. Rogers previously served as Mine Operations Manager of the American Girl Mining Joint Venture (1987 - 1994).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding persons known by the Company to beneficially own, as defined by the Securities and Exchange Commission ("SEC") Rule 13d-3, more than 5% of the Company's Common Stock as of the Record Date, based solely on information regarding such ownerships available to the Company in filings by such beneficial owners with the SEC on Schedules 13D and 13G. It also shows the same information as of the Record Date for all Directors and Executive Officers named in the Summary Compensation Table on page 8 (the "Named Executive Officers"), and all Directors and Executive Officers as a group. Except as set forth in the footnotes below, all such persons possess sole voting and investment power with respect to the shares listed. An asterisk in the column listing the percentage of class owned indicates the person owns less than 1% of the Company's Common Stock as of the Record Date.

- ------------------------------------------------------------------------------------------------------------------------------------
       (1)                                              (2)                     (3)               (4)
                                                  Number of Shares
                                                   and Nature of
                                                    Beneficial
                                                  Ownership as of
                                                June 15, 1996/1/          Right to Acquire      Percent
Name and Address                                (Including Shares in      Within 60 Days of        of
of Beneficial Owner                                Column (3))            June 15, 1996         Class/2/
- ------------------------------------------------------------------------------------------------------------------------------------
Certain Beneficial Owners:
- -------------------------
Leucadia National Corporation                         9,000,000                 -                46.4
315 Park Avenue South
New York, NY  10010

Invesco PLC                                           1,000,000                 -                 5.2
11 Devonshire Square
London EC2M 4YR
England

Robertson, Stephens & Company, Inc.                   1,354,290                 -                6.98
555 California Street
San Francisco, CA  94104
Directors:
- ---------
R.V. Hansberger/3/                                       11,000                10,000            *
G.J. Humphrey                                            15,000                15,000            *
J.P. Miscoll/4/                                          22,100                20,000            *
R.S. Shriver                                             20,000                10,000            *
I.M. Cumming/5/                                          10,000                10,000            *
J.S. Steinberg/6/                                        10,000                10,000            *
G.F. Joklik                                                   -                 -                *

Nondirector Named Executive Officers:
- ------------------------------------
D.J. Kunz/7/                                              2,000                 -                *
T.K. Eller/8/                                            40,000                40,000            *
T.V. Rogers/9/                                           39,240                30,000            *
G.L. Sneddon/10/                                         13,000                 -                *
T.G. White/11/                                           56,906                46,666            *
All Directors and Executive Officers as a               239,246               191,666          1.2
 Group

- ---------------------------------------------------------------------------------------------------------

/1/ For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities; and a person has the right to acquire the beneficial ownership of the shares within 60 days of June 15, 1996. Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

/2/ The percentages shown are calculated based upon the shares indicated in column (2).

/3/ Mr. Hansberger shares voting and dispositive power as to 1,000 such shares with his wife.

/4/ Of such shares, 2,100 shares are beneficially owned by the J. P. Miscoll and I. Miscoll Trust, dated November 11, 1991, Ingeburg Miscoll, Trustee.

/5/ By virtue of Mr. Cumming's approximately 18.4% interest in the common shares of Leucadia, Mr. Cumming may be deemed to be the beneficial owner of the shares of MK Gold Common Stock owned by Leucadia.

/6/ By virtue of Mr. Steinberg's approximately 16.5% interest in the common shares of Leucadia (excluding an approximately 2% interest in Leucadia securities held by two trusts for the benefit of Mr. Steinberg's minor children as to which Mr. Steinberg disclaims beneficial ownership), Mr. Steinberg may be deemed to be the beneficial owner of the shares of MK Gold Common Stock owned by Leucadia.

/7/ Mr. Kunz resigned as an executive officer of the Company on October 31, 1995.

/8/  Ms. Eller resigned as an executive officer of the Company on June 1, 1996.

/9/ Mr. Rogers has sole voting power as to 9,200 shares, sole dispositive power as to 5,480 shares and shared voting and dispositive power with his wife as to 40 shares.

/10/ Mr. Snedden resigned as an executive officer of the Company on January 8, 1996.

/11/ Mr. White has sole voting power as to 10,240 shares, sole dispositive power as to 4,830 shares and shared dispositive power as to 0 shares.

CHANGE OF CONTROL

   A change in control of the Company occurred as a result of the purchase by Leucadia of 46.4% of the outstanding shares of Common Stock from Morrison Knudsen on June 6, 1995. As part of this transaction, two Directors of the Company resigned and the Board of Directors, at the request of Leucadia, appointed Messrs. Cumming, Steinberg and Joklik to fill vacancies created by such resignations and by the expansion of the size of the Board from seven to eight Directors. Messrs. Cumming, Steinberg and Joklik were subsequently elected as Directors at the Annual Meeting of Stockholders held on December 11, 1995.

   The acquisition by Leucadia of Morrison Knudsen's interest in the Company was effected pursuant to a Stock Purchase Agreement between Leucadia and Morrison Knudsen. Pursuant to the Stock Purchase Agreement, Leucadia paid Morrison Knudsen $22,500,000 from its internal funds and agreed to acquire the interest of Canadian Imperial

Bank of Commerce, the Company's primary lender, in the Company's $20 million loan facility. All of Morrison Knudsen's obligations under the loan facility were extinguished. See "Related Party Transactions."

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's Executive Officers and Directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish the Company with copies. Based solely upon a review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during the fiscal year ended March 31, 1996 all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                            EXECUTIVE COMPENSATION

   The following table sets forth certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to each person that served as the Chief Executive Officer of the Company during the last fiscal year and each of the Company's four other most highly compensated officers (collectively, the "Named Executive Officers"). It should be noted that during 1994, the Company changed its fiscal year end to March 31. Accordingly, "1995" is the 12 months ended March 31, 1995 and "1994" is the interim period of three months ended March 31, 1994.

                          SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                             --------------------------------------
                                                ANNUAL COMPENSATION                    AWARDS               PAYOUTS
                                         ---------------------------------   ---------------------------    -------
                                                                 OTHER                        SECURITIES
                                                                ANNUAL         RESTRICTED     UNDERLYING                 ALL
                                                             COMPENSATION        STOCK         OPTIONS/      LTIP       OTHER
NAME AND PRINCIPAL             YEAR/1/   SALARY    BONUS          ($)         AWARD(S)/3/      SARS/4/      PAYOUTS     COMP.
 POSITION                                ($)/2/     ($)                           ($)            (#)          ($)       ($)/5/
 ------------------------------------------------------------------------------------------------------------------------------

G. Frank Joklik                   1996    59,423        -                -               -       900,000          -          -
President and Chief               1995         -        -                -               -             -          -          -
Executive Officer (since          1994         -        -                -               -             -          -          -
November 1, 1995)

Daniel J. Kunz                    1996   121,820        -                -               -             -          -     12,000
President and Chief               1995   200,000   70,000                -               -             -          -     11,000
Executive Officer (until          1994    53,846        -                -               -       300,000          -      1,538
October 31, 1995)

Gerald L. Sneddon                 1996   131,999        -                -               -             -          -      9,000
Executive Vice                    1995   120,000   30,000                -               -             -          -      7,500
President (until                  1994    32,308        -                -           9,375        40,000          -      3,226
January 8, 1996)
Thomas G. White                   1996   130,395        -                -               -             -          -
Vice President of                 1995   120,000   24,000                -               -             -          -      7,200
Operations/6/                     1994    32,417        -                -          48,125        70,000          -        923

Terry K. Eller                    1996   107,276        -                -               -             -          -
Vice President,                   1995   100,000   20,000                -               -             -          -      5,807
Secretary and                     1994    25,759        -                -               -        60,000          -      1,454
General Counsel/7/

Terry V. Rogers                   1996   136,234        -                -               -             -          -
Project Manager                   1995    99,600   22,000                -               -             -          -      6,791
Jerooy Gold Project               1994    24,058        -                -          38,750        45,000          -        686

- ----------------------------

/1/ In 1994, the Company changed its fiscal year end to March 31. Accordingly, "1995" is the 12 months ended March 31, 1995 and "1994" is the stub period of three months ended March 31, 1994.

/2/ Base salary figures for 1994 are based on seven weeks out of a 26-week payroll period.

/3/ The number and value of the aggregate restricted stock holdings at the end of the fiscal year ended March 31, 1996 was 30,800 shares of MK Gold Common Stock valued at $63,525. All restricted stock awards were made on January 1, 1994. Mr. Kunz was not awarded restricted stock and Mr. Joklik and Ms. Eller were not employed by the Company when the grants were made. Mr. Sneddon was awarded 1,500 shares of restricted MK Gold Common Stock, vesting in equal increments over a two-year period. All the remaining awards vest equally over a five year period. Mr. White and Mr. Rogers were awarded 7,700 and 6,200 shares, respectively. Although the Company pays no dividends, shares of restricted MK Gold Common Stock have no dividend restrictions.


/4/ The options shown for fiscal year 1994 were granted on April 13, 1995, in exchange for replacement options, which were originally granted January 1 and April 15, 1994, and were exercisable in three installments annually beginning one year following their date of grant. Except for the exercise price, the replacement options contain identical terms to the options surrendered. Mr. Joklik's options were granted on February 8, 1996. The award of options covering 900,000 shares to Mr. Joklik was negotiated by the Company and Mr. Joklik at the time he agreed to serve as President and Chief Executive Officer. The options shown for Mr. Joklik include options covering 751,304 shares that were granted subject to approval by the stockholders of the Company of an amendment to the Company's Stock Incentive Plan to increase the number of shares available for award. See "Stock Options" below.

/5/ Amounts in this column consist of matching contributions to the employee's 401(k) account. For Mr. Sneddon, amounts in this column include $2,278 paid by Morrison Knudsen upon his departure from that company with respect to accrued vacation amounts and service recognition payments.

/6/ Mr. White served as a consultant until May 25, 1994, when he was hired by the Company.

/7/  Ms. Eller resigned as an executive officer of the Company on June 1, 1996.

EMPLOYMENT AGREEMENTS

   The Company has entered into employment agreements with certain Executive Officers, including the Named Executive Officers (excluding Messrs. Joklik and Sneddon), each effective as of January 1, 1995. The employment agreements provide that upon a "change of control" of the Company (as defined in the agreements), the Company shall continue the executive's employment and the executive shall remain in the Company's employ for a period ranging from one to three years (the "Employment Period"). During the Employment Period, the executive shall receive his base compensation and shall participate in all employee incentive, bonus and health and welfare benefit plans of the Company. If the Company terminates the executive during the Employment Period, the executive shall receive the balance of his base compensation remaining for the Employment Period in a lump sum. In addition, any outstanding stock options or restricted stock awards and any accrued award under long-term incentive plans of the Company will be immediately vested and paid. If the executive voluntarily resigns during the Employment Period, he will forfeit all unaccrued compensation and benefits for the remaining term of the Employment Period.

   Each of the employment agreements also provides that upon termination of the executive's employment for any reason other than death, disability, cause, voluntary resignation not constituting constructive termination or retirement, the Company will continue to pay his base compensation for periods ranging from one to three years, any outstanding stock options or restricted stock awards and any accrued award under long-term incentive plans of the Company will become immediately vested and paid. "Constructive termination" of the executive's employment will be deemed to have occurred if he resigns within 90 days after
(a) failure of the Company to abide by any provision of the Employment Agreement, which continues for 10 days after notice, or (b) a reduction in his title or responsibilities. No offset is required for amounts earned, or that might have been earned, from other employment. In the event that payments due to the executive result in any so-called "parachute tax" under the Internal Revenue Code of 1986, as amended (the "Code"), he will be entitled to receive an amount which, net of taxes, would be sufficient to pay such parachute tax.

   Mr. Kunz voluntarily resigned as President and Chief Executive Officer of the Company, effective October 31, 1995, and Ms. Eller voluntarily resigned as Vice President, Secretary and General Counsel of the Company, effective June 1, 1996. As a result of such voluntary resignations, which did not constitute constructive terminations pursuant to the terms of the Company's Employment Agreements with Mr. Kunz and Ms. Eller, the Company is not required to make additional payments of base salary and other compensation to Mr. Kunz or Ms. Eller under the terms of such Employment Agreements. Pursuant to a letter agreement with Ms. Eller, however, the Company has agreed to make payments of base salary and benefits to Ms. Eller through November 30, 1996. The Company's

Employment Agreements with the Named Executive Officers that are currently employed by the Company (Mr. White and Mr. Rogers) are effective for one year periods, subject to successive one-year extensions.

STOCK OPTIONS

   The following table provides information related to options to purchase the Company's Common Stock granted to the Named Executive Officers during the fiscal year ended March 31, 1996. The Company has never granted any stock appreciation rights. None of the Named Executive Officers exercised any options during the 1996 fiscal year. Mr. Kunz voluntarily resigned as President and Chief Executive Officer of the Company, effective as of October 31, 1995. As a result of such resignation, Mr. Kunz forfeited options with respect to 166,667 shares of the 300,000 shares of Common Stock set forth in the table below. Mr. Kunz's remaining options expired in accordance with their terms. Mr. Sneddon resigned on January 8, 1996. Following such resignation, all of Mr. Sneddon's options were canceled. Except for the options granted to Mr. Joklik, all of the option grants reflected in the following table were previously disclosed in the Company's Definitive Proxy Statement/Prospectus which was delivered to stockholders in connection with the Company's Annual meeting of Stockholders held on December 11, 1995.

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                     Individual Grants                                          Annual Rates of Stock
                                                                                                Price Appreciation for
                                                                                                   Option Terms/4/
- -------------------------------------------------------------------------------------------    ------------------------
       (a)                  (b)                  (c)                 (d)             (e)
                        Number of           % of Totals
                       Securities          Options/SARs
                       Underlying           Granted to           Exercise or
                      Options/SARs         Employees in         Base Price/2/    Expiration
Name                 Granted (#)/1/        Fiscal Year             ($/Sh)          Date/3/         5%($)       10%($)
- ------------------   --------------       -------------        --------------   -----------    -----------    ----------

G. Frank Joklik          900,000               54.3                $2.69         02/07/06       $1,522,554    $3,858,450
Daniel J. Kunz           300,000               18.1                $4.00         01/01/04          754,669     1,912,462
Gerald L. Sneddon         40,000                2.4                $4.00         01/01/04          100,624       254,996
Thomas G. White           70,000                4.2                $4.00         01/01/04          176,092       446,243
Terry K. Eller            60,000                3.6                $4.00         01/01/04          150,936       382,494
Terry V. Roger            45,000                2.7                $4.00         01/01/04          113,202       286,871

- ---------------------------------------

/1/ Except for the options granted to Mr. Joklik, all options granted in fiscal 1996 were granted on April 13, 1995 as replacement options for options covering a like number of shares awarded at an exercise price of $6.00 per share. The surrendered options, which were originally granted January 1 and April 15, 1994, were exercisable in three installments annually beginning one year following their date of grant. Except for the exercise price, the replacement options contain identical terms to the options surrendered. The options granted to Mr. Joklik were granted on February 8, 1996. The award of options covering 900,000 shares to Mr. Joklik was negotiated by the Company and Mr. Joklik at the time he agreed to serve as President and Chief Executive Officer. The options shown for Mr. Joklik include options covering 751,304 shares that were granted subject to approval by the stockholders of the Company of an amendment to the Stock Incentive Plan to increase the number of shares available for award.

/2/  Market price on date of grant.

/3/  Subject to earlier termination under certain circumstances.

/4/ Potential realizable value is calculated based on an assumption that the price of the Company's Common Stock appreciates at the annual rates shown (5% and 10%), compounded annually, from the date of grant of the option until the end of the option term. The value is net of the exercise price but is not adjusted for the taxes that would be due upon exercise. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices. Actual gains, if any, upon future exercise of any of these options will depend upon the actual performance of the Company's Common Stock.


   The following table provides information as to options exercised by each of the Named Executive Officers during the fiscal year ended March 31, 1995, and the value of options held by such Executives at fiscal year end measured in terms of the last reported sale price for the Company's Common Stock on March 31, 1996 ($2-1/16, as reported on the Nasdaq National Market System).

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                          Shares                    Number of Securities       Value of Unexercised In-
                        Acquired                   Underlying Unexercised       the-Money Options/SARs
                            on         Value     Options/SARs at FY-End (#)         at FY End ($)
Name                   Exercise (#)   Realized   Exercisable/Unexercisable    Exercisable/Unexercisable)
- --------------------   ------------   --------   --------------------------   --------------------------

G. Frank Joklik            -              -               0/900,000                       0/0
Daniel J. Kunz             -              -               133,333/0                       0/0
Gerald L. Sneddon          -              -                     0/0                       0/0
Thomas G. White            -              -           46,666/23,334                       0/0
Terry K. Eller             -              -           20,000/40,000                       0/0
Terry V. Rogers            -              -           30,000/15,000                       0/0

OPTIONS REPRICED

          The following table provides information related to the repricing of certain options held by Executive Officers of the Company which occurred during the fiscal year ended March 31, 1996. Such repricing is the only instance during the last ten fiscal years in which the exercise price of any option granted by the Company to any of its Executive Officers has been repriced. The Board of Directors of the Company has discussed, however, the possible repricing of certain options during the 1997 fiscal year. The Company has never granted, and thus has never repriced, any stock appreciation rights. The information below was previously disclosed in the Company's Definitive Proxy Statement/Prospectus which was delivered to stockholders in connection with the Company's Annual Meeting of Stockholders held on December 11, 1995.

                         TEN YEAR OPTION/SAR REPRICING

- --------------------------------------------------------------------------------------------------------------------
        (a)               (b)            (c)              (d)              (e)             (f)              (g)

                                                                                                         Length of
                                                                                                     Original Option
                                      Number of      Market Price                                          Term
                                     Securities       of Stock at                                      Remaining at
                                     Underlying        Time of       Exercise Price                      Date of
                                   Optional SARs      Repricing        at Time of          New         Repricing or
                                   Repriced or            or         Repricing or       Exercise        Amendment
Name                     Date       Amended (#)      Amendment ($)   Amendment ($)     Price ($)         (Years)
- --------------------   ---------   -------------     -------------   -------------     ---------         -------
Daniel J. Kunz         04/13/95       300,000           $4.00             $6.00          $4.00             9.71
Gerald L. Sneddon      04/13/95        40,000           $4.00             $6.00          $4.00             9.71
Thomas G. White        04/13/95        70,000           $4.00             $6.00          $4.00             9.71
Terry K. Eller         04/13/95        60,000           $4.00             $6.00          $4.00             9.71
Terry V. Rogers        04/13/95        45,000           $4.00             $6.00          $4.00             9.71

EMPLOYEE INCENTIVE COMPENSATION AND SAVINGS PLANS

   Executive Incentive Plan. The Company has an Executive Incentive Plan whereby key officers and employees of the Company may earn bonuses. Participants in the Executive Incentive Plan are selected by the Compensation Committee based on their level of responsibility, salary, and past and prospective contributions to the business and growth of the Company. Bonus payments are determined by MK Gold's Compensation Committee.

   Under the Executive Incentive Plan, cash awards may be made to individuals from an award fund established annually by the Company. The amount of the award fund will be based on criteria established by the Compensation Committee. The criteria may be described in terms of Company-wide objectives, such as net income, return on capital and cash flow, or such other or similar objectives which are related to performance. The amount of the award fund for any year may not in any event exceed 9.55% of the Company's net profit after taxes for such year. Each participant potentially may receive an award from the award fund up to a specified percentage of the participant's base salary, which percentage generally ranges from 20% to 50% depending on the participant's base salary and the participant's organizational duties. The Compensation Committee may modify individual awards but in no event may the Compensation Committee increase by more than 50% the award otherwise payable. Awards are subject to forfeiture if a participant's employment terminates prior to receipt of the award unless termination is due to retirement, death, permanent disability or, after a change in control of the Company, termination is by the Company for Cause (as defined in the plan) or is by the participant without Good Reason (as defined in the plan). No awards were made under the Executive Incentive Plan for the fiscal year ended March 31, 1996.

   Long-Term Incentive Plan. The Company has a Long-Term Incentive Plan whereby officers and employees of the Company may earn bonuses. Under the Long-Term Incentive Plan, cash awards may be made dependent on a comparison of the Company at the end of an initial 3-year period (ended December 31, 1996) and each rolling 3-year period thereafter against total shareholder return for other companies in the same industry. In the event of a change in control of the Company (as defined in the plan), each active participant would be entitled to receive a pro rata portion of the benefit payable under the plan for any pending performance period (based on 30-day average closing prices as of the month immediately preceding the month in which the change in control occurs) as soon as practicable following such change in control. No awards have been made under this Plan.

   Stock Incentive Plan. The Company has a Stock Incentive Plan, pursuant to which awards of stock options, stock appreciation rights and restricted stock may be made to officers and key employees. The Stock Incentive Plan is administered by the Compensation Committee, no voting member of which may be an employee of the Company or be eligible to receive awards under the Stock Incentive Plan. A maximum of 1,000,000 shares of Common Stock are authorized to be issued pursuant to the Stock Incentive Plan. As of May 31, 1996, awards covering 1,085,496 shares of Common Stock had been made under the Stock Incentive Plan and awards of options covering 520,000 shares had been terminated without being exercised. Under the Stock Incentive Plan, awards are not considered to have been made with respect to options or stock appreciation rights that terminate without being exercised. Accordingly, 434,504 shares are currently available for awards under the Stock Incentive Plan. An amendment to the Stock Incentive Plan is being submitted to the stockholders for approval at the Annual Meeting. Among other things, the amendment would increase the total number of shares of Common Stock authorized to be issued under the Stock Incentive Plan to 2,500,000. See "3. APPROVAL OF THE AMENDMENT TO THE MK GOLD COMPANY STOCK INCENTIVE PLAN."

   Awards of restricted stock are subject to vesting requirements, and shares of restricted stock generally are not permitted to be sold, pledged, or otherwise disposed of during the period in which the restrictions exist. Shares of restricted stock otherwise carry full voting and dividend rights from the date of the award. Options awarded pursuant to the Stock Incentive Plan are subject to vesting requirements. Generally, the exercise price of all options granted under the Stock Incentive plan are not less than the market price at the date of grant or the average market price over a period preceding or following the date of grant as specified in the option.

   The risk of forfeiture as to shares of restricted stock initially awarded under the Stock Incentive Plan lapse as to 25% of such shares as of each of the first four anniversaries of the award. Generally, options awarded under the Stock Incentive Plan have a term of 10 years. The foregoing periods are subject to acceleration in the event of a change in the control of the Company and in certain other events, including retirement after age 65, death, and disability. Pursuant to the Stock Incentive Plan, the Compensation Committee will review from time to time and may revise any of the foregoing vesting or other requirements as they apply to eligible participants.

   Savings Plan. The Company has adopted a tax-qualified retirement plan ("Savings Plan") with a salary deferral feature within the meaning of Section 401(k) of the Code. Employees of the Company and of certain affiliates are eligible to participate in the Savings Plan, provided, among other things, that they are at least 21 years of age and U.S. citizens or lawfully admitted residents.

   Pursuant to the salary deferral feature of the Savings Plan, each participant may elect to reduce his or her compensation by between 1% and 15%, but not more than $9,500 (for 1996) per year, adjusted for changes in the cost of living and subject to non-discrimination limits under the Code. The Company will contribute these compensation deferrals to the Savings Plan. The Company has also agreed to contribute 3% of eligible compensation ("Company Non-Elective Contributions") and to match, dollar for dollar, participant compensation deferrals in amounts up to 2% of the participant's annual compensation ("Company Matching Contributions"). The Company retains the right to make additional non-elective Company contributions to help satisfy federal non-discrimination requirements.

   Savings Plan deferrals (including Company Matching Contributions and Company Non-Elective Contributions) are allocated to accounts in the name of the participants and invested at their direction in investment funds which have been chosen by the savings plan committee under the Savings Plan.

   A participant's retirement benefit under the Savings Plan is dependent upon the participant's vested account balance at the time of distribution. The value of such account is dependent upon how well the participant invests his or her deferrals (including Company Matching Contributions and Company Non-Elective Contributions) over the period of time he or she participates in the Savings Plan. Compensation deferrals and Company Non-Elective Contributions are always fully vested. Company Matching Contributions are fully vested upon completion of five years of service, or attainment of age 65, death or total disability.

   Distribution of the vested balance of a participant's account is to be made in a single cash payment within one year after termination of employment, reaching age 65 or death, unless the account balance exceeds $3,500, in which case distribution is made at age 65 or earlier if the participant consents.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee is comprised entirely of non-employee Directors who make independent decisions with respect to executive compensation. Compensation of the top executive officers (including the Named Executive Officers) is reviewed at least annually by the Compensation Committee. The most recent review was conducted on May 17, 1996.

   Compensation Policy Applicable to Officers and Key Executives. The goal of the Compensation Committee is to create compensation packages for officers and key executives which will attract, retain and motivate executive personnel who are capable of achieving the Company's short-term and long-term financial and strategic goals. Compensation packages are designed to combine a mixture of short-term and long-term incentives tied to Company performance as described more particularly below. In exercising its responsibilities, the Compensation Committee seeks to encourage management to achieve the Company's short-term and long-term financial and strategic objectives, including maximizing long-term value for stockholders. Through the implementation of its compensation policies, the Compensation Committee believes it can motivate management to consider the Company's short-term and long-term objectives, such as the Company's financial performance and stock price appreciation, by rewarding the Company's key officers and executives upon achieving such objectives. The Compensation Committee has not adopted a policy in response to federal tax law changes that, beginning in 1994, limit the deductibility by the Company of compensation in excess of $1 million per employee per year for each of the Company's five most highly compensated executives, since the total compensation paid to any individual executive officer does not now, and is not in the foreseeable future anticipated to, exceed the deductibility levels.

   Executive Compensation Policies. Executive compensation at the Company is made up of three elements: (i) base salary, (ii) bonuses (short-term and long-term incentives) and (iii) grants of equity-based compensation (e.g., stock options and restricted stock).

   Base Salary.  Effective January 1, 1994, the Compensation Committee
   -----------
established base salaries for all of the executive officers of the Company. The base salary level for each executive officer, including the Chief Executive Officer, was based on each employee's job responsibilities with consideration given to comparable salaries disclosed in a 1992 Canadian Mining Industry Salary Survey containing data on 27 public mining company corporate offices and approximately 75 associated mine sites. The base salaries established in January 1994 for the Chief Executive Officer and the other executive officers of the Company were in the middle of the range of annual salaries for comparable positions disclosed in the salary survey.

   On January 9, 1995 and on May 17, 1996, the Compensation Committee reviewed the salaries for officers and executives of the Company and determined that no changes in base salary levels from those established in 1994 were appropriate.

   Bonuses.  In addition to base salary, key officers and employees are eligible
   --------
to receive bonuses under the Company's Executive Incentive Plan and Long-Term Incentive Plan. Bonuses under the Company's Executive Incentive Plan are determined by the Compensation Committee within the parameters of the Executive Incentive Plan. The Plan requires the establishment of an award fund which shall not exceed 9.55% of the Company's net profits after taxes for the year. This fund is allocated to Company officers and executives in accordance with an allocation schedule which is tied to salary grade and/or organizational level of a participant. No bonuses were granted under the Company's Executive Incentive Plan during the last fiscal year.

   The Company's Long-Term Incentive Plan provides long-term incentives to officers and employees based upon the overall performance of the Company over periods of three years as compared to other companies in the same industry. To date, no cash awards have been granted under the Long-Term Incentive Plan since the three-year computation period has not been completed.

   Stock Options and Restricted Stock.  In addition to salary and bonus, the
   -----------------------------------
Company has adopted the Stock Incentive Plan, which provides that the long-term compensation of officers and key employees be dependent upon the financial performance of the Company. Under the Stock Incentive Plan, officers and key employees are eligible to receive awards of stock options, stock appreciation rights and restricted stock. The number of stock options and shares of restricted stock granted to each executive officer is determined by a competitive compensation analysis and each individual's salary and responsibility. The Compensation Committee also considers the number and exercise price of options and shares of restricted stock granted to individuals in the past. All option grants have been made with an exercise price equal to the fair market value of the MK Gold Common Stock on the date of grant as required pursuant to the terms of the Company's stock option plan.

   CEO'S COMPENSATION. Mr. Kunz's minimum annual base salary was established by the terms of an employment agreement ("Employment Agreement") entered into between Mr. Kunz and the Company on January 1, 1994, as amended effective January 1, 1995. Such initial base salary of $200,000 was based on Mr. Kunz's responsibilities and comparable salaries for chief executive officers in the mining industry. Bonus amounts, stock options and restricted stock awards to Mr. Kunz were based on Company performance, and his level of responsibility and experience.

   The Company entered into the Employment Agreement with Mr. Kunz for a term expiring on October 31, 1997, subject to successive one-year extensions, under which he is to serve as President and Chief Executive Officer of the Company. The Employment Agreement provided for a base salary to be established by the Compensation Committee, his participation as an officer or key employee in the Company's benefit plans as described herein and participation in other health, welfare, insurance and disability benefit plans or arrangements. The Employment Agreement also provided that upon termination of Mr. Kunz's employment for any reason other than death, disability, cause, voluntary resignation not constituting constructive termination or retirement, the Company would continue to pay his base compensation for three years, any outstanding stock options or restricted stock awards will become immediately vested and any accrued award under long-term incentive plans of the Company will be immediately vested and paid.

   Mr. Kunz voluntarily resigned as President and Chief Executive Officer of the Company, effective October 31, 1995. As a result of such voluntary resignation, which did not constitute constructive termination pursuant to the terms of his Employment Agreement as described above, the Company is not required to make additional payments of base salary and other compensation to Mr. Kunz following his resignation. The Company has entered into a Consulting Agreement with Mr. Kunz pursuant to which Mr. Kunz has agreed to provide certain services to the Company for a fee of $2,000 per month until October 31, 1996.

   Mr. Joklik was appointed President and Chief Executive Officer of the Company on November 1, 1995. The Company does not currently have an employment agreement with Mr. Joklik. Mr. Joklik's minimum annual base salary of $150,000 was established by the Compensation Committee, and approved by the Board of Directors. Mr. Joklik agreed to an initial salary which is below market due to the current financial condition of the Company. Stock option awards to Mr. Joklik were based on his level of responsibility and experience.

   EMPLOYMENT ARRANGEMENTS.  The Company has Employment Agreements with Thomas
G. White, its Manager of Operations, and Terry V. Rogers, the Project Manager of the Jerooy Gold Project. These Employment Agreements provide for certain severance compensation to be paid to the Employee in the event of his involuntary termination after a change in control of the Company or constructive termination of employment. The Company does not currently have employment agreements with any of the other Named Executive Officers that are currently employed by the Company.

      Gordon J. Humphrey (Chairman)
      James P. Miscoll
      Robert S. Shriver

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

   The Compensation Committee consists of three non-employee Directors. Currently, the members of the Compensation Committee are Messrs. Humphrey (Chairman), Miscoll and Shriver. None of the executive officers of the Company serve as a director of another corporation in a case where an executive officer of such other corporation serves as a Director of the Company.

                           RELATED PARTY TRANSACTIONS

   On June 6, 1995, Leucadia purchased 46.4% of the outstanding shares of Common Stock from Morrison Knudsen Corporation ("Morrison Knudsen"). As part of its acquisition of Morrison Knudsen's interest in the Company, Leucadia agreed to acquire the interest of Canadian Imperial Bank of Commerce ("CIBC"), the Company's primary lender, in the Company's $20 million loan facility with CIBC (the "Credit Facility") and all of Morrison Knudsen's obligations under, or with respect to, the Credit Facility, including its guarantee of MK Gold's obligations under the Credit Facility, were extinguished. On August 18, 1995, the Company repaid $15 million in principal to Leucadia which was outstanding under the Credit Facility. In addition, the Company has paid an aggregate of $732,000 in interest and commitment fees to Leucadia in accordance with the terms of the Credit Facility through June 25, 1996. Under the terms of the Credit Facility, the Company is required to pay to Leucadia an on-going quarterly commitment fee of $22,500. As of the Record Date, no borrowings were outstanding under the Credit Facility. Two directors of the Company, Messrs. Cumming and Steinberg, are officers, directors and principal shareholders of Leucadia.

                           COMPANY PERFORMANCE GRAPH

   Rules adopted by the Securities and Exchange Commission require that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns (or such shorter period of time as the Company has been a reporting company under the Exchange Act) on an indexed basis with the Nasdaq Stock Index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Common Stock of the Company commenced trading on December 15, 1993, and prior to this date the Company was wholly owned by Morrison Knudsen. The Company chose a group of 7 mining and development companies as a peer group for purposes of this performance comparison. A list of these companies follows the graph set forth below.



                                          INDEXED RETURNS
                                           YEARS ENDING
                       14DEC93   DEC93    MAR94    MAR95    MAR96
CRSP NASDAQ INDEX          100   103.36    99.01   110.14   149.55
MK GOLD COMPANY            100    92.31   100.00    63.46    31.72
PEER GROUP                 100    94.76   105.04    97.45   114.92




Peer group includes: Agnico Eagle Mines Ltd.; Amax Gold Inc., Battle Mountain Gold Company; Camboir Inc., Bema Gold Corp., Glamis Gold Ltd.; and Greenstone Resources Ltd.

2. PROPOSAL TO CHANGE THE NAME OF THE COMPANY

   Until December 1993, the Company was a wholly-owned subsidiary of Morrison Knudsen. In December 1993, MK Gold completed a registered initial public offering of Common Stock pursuant to which approximately 53.6% of its outstanding shares were sold to the public. In June 1995, Morrison Knudsen sold its remaining 46.4% interest in the Company to Leucadia.

   As a result of the sale of Common Stock to Leucadia, Morrison Knudsen is no longer a stockholder of the Company. In addition, Morrison Knudsen no longer provides management services to the Company. Accordingly, the Board of Directors believes it would be in the Company's best interests to change the name of the Company in order to prevent any inference that the Company is affiliated with Morrison Knudsen.

   As amended, Article First of the Company's Certificate of Incorporation would
                       -----
provide:

    "FIRST: The name of the corporation is AdAstra Resource Corporation (the
     -----
    "Company")"


   The Board of Directors reserves the right to abandon the proposed amendment to the Certificate of Incorporation in accordance with Delaware law if the Board of Directors determines that the amendment would not be in the best interests of the Company. Accordingly, notwithstanding authorization of the proposed amendment to the Company's Certificate of Incorporation by the stockholders of the Company, the Board of Directors of the Company may abandon such proposed amendment at any time prior to the filing of the amendment with the Secretary of State of the State of Delaware without further action by the stockholders of the Company.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                     "FOR" APPROVAL OF THE AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION.


3. APPROVAL OF THE AMENDMENT TO THE MK GOLD COMPANY STOCK INCENTIVE PLAN

   INTRODUCTION. The Company's stockholders are being asked to act upon a proposal to approve the action of the Board of Directors amending the MK Gold Company Stock Incentive Plan (the "Incentive Plan"). The Board of Directors has determined that it is in the best interests of the Company to increase the number of shares with respect to which awards may be made under the Incentive Plan in order to enable the Company to continue to provide incentives to officers and key employees. In addition, the Board of Directors has determined that it is in the best interests of the Company to make such amendments to the Incentive Plan as are necessary to permit awards under the Incentive Plan to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the amendment (i) increases by 1,500,000 the number of shares of Common Stock with respect to which awards may be made under the Incentive Plan, (ii) limits to 1,500,000 the number of shares with respect to which awards may be made to a participant under the Incentive Plan in a two (2) year period, and (iii) establishes a requirement that the committee administering the Incentive Plan be comprised of outside directors. Leucadia owns approximately 46.4% of the outstanding shares of the Company's Common Stock. Leucadia has informed the Company that it intends to vote for approval of the amendment to the Company's Incentive Plan.

   GENERAL. The purpose of the Incentive Plan is to provide a means whereby officers and key employees who are responsible for the successful management and continued success of the Company, acquire a proprietary interest in the Company, thus providing added incentive for excellence of achievement.

   The Incentive Plan originally authorized awards with respect to 1,000,000 shares of Common Stock. As of May 31, 1996, awards covering 1,085,496 shares of Common Stock had been made under the Incentive Plan and awards of options covering 520,000 shares had been terminated without being exercised. Under the Incentive Plan, awards are not considered to have been made with respect to options or stock appreciation rights that terminate without being exercised. Accordingly, 434,504 shares are currently available for awards under the Incentive Plan. The amendment would increase by 1,500,000 the number of shares with respect to which awards may be made under the Incentive Plan to a total of 2,500,000. In addition, the amendment would make certain changes in order to ensure that all awards under the Incentive Plan will qualify as "performance based" compensation under the Code. Certain options have been granted under the Incentive Plan, subject to approval of the amendment by the stockholders of the Company. See "Incentive Plan Benefits," below.

   The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Options"), stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs") (SARs and LSARs, collectively referred to as "Appreciation Rights") and/or restricted shares ("Restricted Shares"). The terms applicable to these various types of awards, including those terms that may be established by the Compensation Committee, which has been authorized by the Board of Directors to administer the Incentive Plan, when making or administering particular awards, are set forth in detail in the Incentive Plan.

   GENERAL DESCRIPTION OF THE INCENTIVE PLAN. The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, as proposed to be amended, which is attached as Appendix A.

   Eligibility. Officers, including officers who are members of the Board of Directors, and other key employees of the Company and its affiliates may be selected by the Compensation Committee to receive benefits under the Incentive Plan.

   Shares Available under the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, the Incentive Plan currently provides that the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the Incentive Plan shall not in the aggregate exceed 1,000,000 shares, which may be shares of original issuance or treasury shares or a combination thereof. The amendment to the Incentive Plan increases the total number of shares of Common Stock with respect to which awards may be made under the Incentive Plan to 2,500,000. The amendment also limits to 1,500,000 the total number of shares of Common Stock with respect to which awards may be made under the Incentive Plan during any two consecutive calendar years to any one participant.

   Options. The Compensation Committee may grant Options that entitle the optionee to purchase shares of Common Stock at a price equal to or greater than market value on the date of grant, but in no event will the Option price be less than par value. Options may take the form of Incentive Stock Options ("ISOs") under Section 422 of the Code or Options which do not qualify as ISOs (Nonqualified Stock Options, "NQSOs"). As required by Section 422 of the Code, the aggregate Fair Market Value (as defined in the Incentive Plan) of the Company's Common Stock (determined at the date of grant of the ISO) with respect to which ISOs granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSOs.

   The shares purchased upon the exercise of an Option are to be paid in cash or, with the consent of the Compensation Committee, through the delivery of other shares of Common Stock held by the optionee for more than six months with a value equal to the total exercise price, or with money loaned (with full recourse) by the Company to the optionee in compliance with applicable law and on terms and conditions to be determined by the Company, with a combination of the foregoing, or any other consideration approved by the Compensation Committee. No Option may be exercised more than ten years from the date of grant. An Option or Appreciation Right is not transferable except by will or the laws of descent and distribution. If the employment of an optionee terminates for any reason (other than for cause or by reason of death, disability or retirement) the optionee may, within the three-month period following such termination, exercise such Options or Appreciation Rights to the extent the optionee was entitled to exercise such Options or Appreciation Rights at the date of termination. If an optionee dies while employed or terminates employment by reason of disability or retirement, the Options or Appreciation Rights may be exercised within one year after the optionee's death by the person or persons to whom the optionee's rights pass or within one year after the optionee's disability or retirement. In no other case may the Options or Appreciation Rights be exercised later than the expiration date specified in the Option or Appreciation Right grant. If the employee is terminated for cause, the Options or Appreciation Rights shall terminate immediately.

   Appreciation Rights. The Incentive Plan authorizes the Compensation Committee to grant SARs in conjunction with an Option or independent of any Option. The Compensation Committee may grant SARs related to Options simultaneously with the grant of an Option or, in the case of NQSOs, at any time during their respective terms.

   SARs may not be exercised until the expiration of six months from the date of grant. SARs related to Options will be exercisable only if, and to the extent that, the Options to which they relate are exercisable and only when the fair market value of the Common Stock exceeds the exercise price. When an SAR related to an Option is exercised, the underlying Option terminates to the extent of the number of shares to which the SAR is exercised. Conversely, if an underlying Option is exercised, the related SAR terminates to the extent of the number of shares covered by the Option. As with ISOs and NQSOs, the Compensation Committee sets the terms and conditions which govern the exercise of SARs. Exercise of SARs also will be subject to such further restrictions (including limits on the time of exercise) as may be required to satisfy the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission. SARs are not transferable except by will or under the laws of descent and distribution.

   Upon exercise of an SAR, the employee will receive for each share for which an SAR is exercised, as determined by the Compensation Committee in its discretion, (i) shares of Common Stock, or (ii) cash or (iii) cash and shares of Common Stock, equal to the difference between (a) the Fair Market Value per share of Common Stock on the date of exercise of the SAR and (b) the exercise price per share of the SAR. The exercise price of an SAR that is related to an Option will be the exercise price of the Option. The exercise price of an SAR that is not related to an Option will be the Fair Market Value of a share of Common Stock on the date of grant of the SAR.

   The Compensation Committee may also grant LSARs with respect to all or any portion of the shares covered by Options or SARs. LSARs may not be exercised within six months of the date of grant and may be exercised only during the 60-day period following a trigger event, as defined in the Incentive Plan.

   Limited Stock Appreciation Rights. The Incentive Plan also authorizes the Compensation Committee to grant LSARs with respect to all or any portion of the shares covered by Options or SARs. The Compensation Committee may grant LSARs simultaneously with the grant of an Option or SAR or, in the case of NQSOs and SARs not related to ISOs, at any time during their respective terms.

   LSARs may be exercised only if (i) a tender offer or exchange offer, other than one made by the Company, Morrison Knudsen or a subsidiary corporation or employee benefit plan of the Company or a subsidiary corporation, is made for Common Stock and shares of such stock are purchased pursuant to such offer, irrespective of the number of shares so purchased, (ii) Common Stock of the Company, representing more than 30% of the voting power of the Company, is acquired by any person or group other than the Company, Morrison Knudsen or a subsidiary corporation or employee benefit plan of the Company or a subsidiary corporation, (iii) there is a substantial change in the composition of the Company's Board over a period of two consecutive years, or (iv) the Company's stockholders approve an amendment to merge or consolidate the Company with or into another corporation which will not be controlled by the Company's stockholders or to sell or otherwise dispose of substantially all its assets. LSARs may be exercised only during the 60-day period following the occurrence of any of these events. All Options and SARs become fully exercisable on the occurrence of any of these events, except that no Option, SAR or LSAR may be exercised for six months after the date of grant and SARs related to LSARs may not be exercised during the 60-day period following the occurrence of such a trigger event. LSARs may, in certain circumstances, be deemed to have an anti-takeover effect.

   Upon exercise of an LSAR granted to an optionee, such optionee will receive for each share for which an LSAR is exercised an amount in cash equal to the difference between (i) the exercise price per share of the Option to which the LSARs relate and (ii) the greater of (x) the highest Fair Market Value of the Company's Common Stock during the 90-day period ending the date the LSARs are exercised, and (y) whichever of the following is applicable: (a) the highest per share price paid in any tender offer or exchange offer which is in effect at any time during the 90 days preceding the exercise of the LSARs; (b) the highest price per share shown on Schedule 13D or amendment thereto, filed by holders of the specified percentage of stock whose acquisition gives rise to the exercisability of the LSAR; (c) the fixed or formula price for the acquisition of shares of the Company's Common Stock in a merger or similar agreement approved by stockholders, if such price is determinable on the date of exercise. In the case of an

LSAR related to an ISO, however, the holder of an LSAR will receive an amount equal to the excess of the fair market value per share on the date the LSAR is exercised over the exercise price.

   Restricted Stock Awards. Awards of the Company's Common Stock may be made by the Compensation Committee subject to the restriction that such shares may not be sold, exchanged, transferred, pledged or otherwise disposed of until such restriction lapses. The restriction may lapse due to the passage of time or the satisfaction of certain predetermined performance criteria as determined by the Compensation Committee, unless terminated earlier by any of the following events: (i) a recipient's attainment of age 65 (in which case the restriction lapses pursuant to a formula in the Incentive Plan); (ii) a recipient's death or disability; (iii) the occurrence of a trigger event, as defined in the Incentive Plan and (iv) any other time determined by the Compensation Committee in its sole discretion. Subject to the above restrictions, a grantee of an award has all the rights of a stockholder with respect to the shares covered by the award including the right to vote such shares and the right to receive cash or stock dividends with respect thereto.

   Effect of Dissolution or Change in Control. Upon the occurrence of a dissolution, liquidation or change in control of the Company, the Incentive Plan shall terminate and any outstanding Options or Appreciation Rights shall terminate, unless provision be made in connection with such transaction for the assumption or substitution of such awards. Any one of the following events constitutes a change in control: (i) the Company is dissolved or becomes a party to a transaction involving sale of substantially all its assets; or (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation and the Company is not the surviving corporation.

   Adjustments. The maximum number of shares that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding Options or Appreciation Rights and the purchase prices, repurchase prices or exercise prices per share applicable thereto are subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, mergers, consolidations, reorganizations and similar transactions or events. In the event of any such transaction or event, the Compensation Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

   Administration. The Incentive Plan is administered by the Compensation Committee or such other committee which must consist of three or more non-employee directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. The amendment requires that the members of the committee administering the Incentive Plan also be outside directors. In connection with its administration of the Incentive Plan, the Compensation Committee is authorized to interpret the Incentive Plan and related agreements and other documents. The Compensation Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan.

   INCENTIVE PLAN BENEFITS. Set forth in the table below are the number of awards that were granted under the Incentive Plan during the Company's last completed fiscal year, to (i) each of the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, and
(iii) all employees, including all current officers who are not executive officers, as a group.

                                                                NUMBER OF SHARES
                                           NUMBER OF           UNDERLYING OPTIONS
         NAME AND POSITION             RESTRICTED SHARES   AND APPRECIATION RIGHTS/1/
G. Frank Joklik, President and                         -                   900,000/2/
Chief Executive Officer (since
 November 1, 1995)

Daniel J. Kunz, President and
 Chief Executive Officer  (until                       -                      300,000
 October 31, 1995)

                                                                        Number of Shares
                                                  Number of             Underlying Options
       Name and Position                       Restricted Shares     and Appreciation Rights/1/
 Gerald L. Sneddon, Executive
 Vice President (until January 8,                      -                       40,000
 1996)

 Thomas G. White, Vice President
 of Operations                                         -                       70,000

 Terry K. Eller, Vice President,                       -                       60,000
 Secretary and General Counsel
 (until June 1, 1995)

 Terry V. Rogers, Project Manager,                     -                       45,000
 Jerooy Gold Project

 All Current Executive Officers,
 as a Group (6 persons)                                -                      663,696

 All Employees, Including All
 Current Officers Who Are Not
 Executive Officers, as a Group
 (7 persons)                                           -                      241,000


- ------------------------------------------------------------------------------------------

/1/ The table only includes awards granted under the Incentive Plan during the last fiscal year. The types of awards and amounts thereof that will be granted under the Incentive Plan to the above-named individuals and groups in the future is not determinable at this time.

/2/ The award of options covering 900,000 shares to Mr. Joklik includes options covering 751,304 shares that were granted subject to approval by the stockholders of the Company of an amendment to the Incentive Plan to increase the number of shares available for award under the Incentive Plan.

   FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on June 15, 1996.
This summary is not intended to be exhaustive and does not describe state or local tax consequences.

   TAX CONSEQUENCES TO PARTICIPANTS.

   Nonqualified Stock Options. In general: (i) no income will be recognized by an optionee at the time an NQSO is granted; (ii) at the time of exercise of an NQSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of an NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

   The exercise of an NQSO by delivering other shares will generally not cause the recognition of gain or loss with respect to the exchange of shares even if the value of the exchanged shares exceeds the tax basis of those shares. However, ordinary income will be recognized on the exercise of the NQSO to the same extent it would have been recognized if the exercise price had been paid in cash.

   Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the Option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

   The exercise of an ISO will, however, generally increase the alternative minimum taxable income of the optionee in the same amount that ordinary income would have resulted from the exercise if the option were a NQSO. Depending upon the circumstances of the optionee, the exercise could result in minimum tax liability.

   If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the Option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term and long-term capital gain (or loss) depending on the holding period.

   The exercise of an ISO by delivering other shares previously acquired pursuant to the exercise of an ISO will be treated as a disposition of the shares (with the potential for ordinary income recognition as discussed above) if the shares are delivered in payment of the exercise price prior to the expiration of either holding period described above. However, if the holding period is satisfied, it would appear that the optionee would not recognize gain or loss with respect to previously acquired shares delivered in payment of the exercise price.

   Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise.

   Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by an amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elected under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

   Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or Director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

   TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE
                        AMENDMENT TO THE INCENTIVE PLAN.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

   Any proposal submitted by a stockholder for action at the Company's 1997 Annual Meeting of Stockholders must be submitted in a letter to the Secretary of the Company and received by the Company by March 12, 1997 in order for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting. The proposal must be in the form required by and subject to the other requirements of applicable rules of the Securities and Exchange Commission.

   The Executive Committee will consider nominees for the Board of Directors recommended by stockholders for the 1997 Annual Meeting if the following information concerning each nominee is disclosed in writing: name, age, business address, residence address, principal occupation or employment, class and number of shares of Common Stock of the Company which are beneficially owned by each nominee and other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The stockholder making the nomination must also disclose his name, address and the number of shares beneficially owned. All such recommendations must be submitted to the Company in a letter to the Secretary of the Company not less than 60 days prior to the 1997 Annual Meeting; provided, however, that in the event public announcement of the date of the annual meeting is not made at least 75 days prior to the date of the annual meeting, such recommendation by the stockholder must be received not later than 10 days following the day on which public announcement is first made of the date of the 1997 Annual Meeting.


                            SOLICITATION OF PROXIES

   The Company will bear the costs of soliciting proxies from its stockholders on behalf of the Board of Directors. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

Dated:  July 10, 1996                   BY ORDER OF THE BOARD OF DIRECTORS
                                        John C. Farmer
                                        Controller, Treasurer and Secretary

                                   APPENDIX A

                                MK GOLD COMPANY
                              STOCK INCENTIVE PLAN


                          SECTION 1 - PURPOSE OF PLAN

This Stock Incentive Plan is intended to promote the long-term interests of the Company and its shareholders by providing officers and other key employees of the Company and its Affiliates with an additional incentive to promote the financial success of the Company and its Affiliates.


                            SECTION 2 - DEFINITIONS

Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

(a) "Affiliate": Any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 425(e) and (f), respectively, of the Code.

(b) "Agreement": A restricted stock agreement, option agreement or rights agreement evidencing an Award in such form as adopted by the Committee pursuant to the Plan.

(c) "Award": An award of Restricted Stock, an Option or a Right, or a combination thereof, under the Plan.

(d) "Board of Directors":  The Board of Directors of the Company.

(e) "Code":  The Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 14(a) hereof.

(g) "Company":  MK Gold Company, a Delaware corporation.

(h) "Effective Date": The date on which the Plan shall become effective as set forth in Section 15 hereof.

(i) "Exchange Act": The Securities Exchange Act of 1934, as amended, together with all regulations and rules issued thereunder.

(j) "Exercise Price":

    (i) In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option; and

    (ii) in the case of a Right, the price per Share which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive upon exercise of such Right.

(k) "Fair Market Value": As applied to a specific date, the mean between the highest and lowest quoted selling price of a Share on the NASDAQ system on such date, or if there are no reported sales on such date, on the last preceding date on which sales were reported. The Fair Market Value determined by the Committee in good faith in such manner shall be final, binding and conclusive on all parties.

(l) "ISO": An Option intended to qualify as an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section.

(m) "LSAR":  A limited stock appreciation right awarded to a Participant under
    Section 9 hereof.

(n) "NQSO": An Option not intended to be an ISO and designated a nonqualified stock option by the Committee.

(o) "Option":  Any ISO or NQSO granted under the Plan.

(p) "Participant": An officer or other key employee of the Company or any of its Affiliates who has been granted an Award under the Plan.

(q) "Plan": This MK Gold Company Stock Incentive Plan, as the same may be amended from time to time.

(r) "Related":

    (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right; and

    (ii) in the case of an Option, an Option which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, a Right or another Option.

(s) "Restricted Stock": Shares of restricted stock awarded to a Participant under Section 10 hereof.

(t) "Right":  Any SAR or LSAR granted under the Plan.

(u) "SAR": A stock appreciation right awarded to a Participant under Section 8 hereof.

(v) "Shares": Shares of the Company's authorized but unissued or reacquired $.01 par value common stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(b) hereof.

(w) "Subsidiary": Any "subsidiary corporation" of the Company, as such term is defined in Section 425(f) of the Code.

(x) "Trigger Event":  An event described in Section 9(c) hereof.


                           SECTION 3 - PARTICIPATION

The class of persons eligible to receive Awards under the Plan shall be those officers and other key employees of the Company or its Affiliates, as designated by the Committee from time to time, but in no case shall any member of the Board of Directors be eligible to receive any Award under the Plan unless such member of the Board of Directors is also an officer or other key employee of the Company or any of its Affiliates.

                       SECTION 4 - SHARES SUBJECT TO PLAN

(a) Maximum Shares.  Subject to adjustment by the operation of Section 4(b)
    --------------
    hereof, the maximum number of shares with respect to which Awards may be made under the Plan is 2,500,000. The maximum number of shares with respect to which Awards may be made to a Participant in any period covering two consecutive calendar years is 1,500,000. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right to the extent that it terminates without being exercised, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

(b) Adjustment of Shares and Price.  In the event that the Shares are changed
    ------------------------------
    into or exchanged for a different kind or number of shares of Stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then the number of Shares subject to this Plan and to Awards granted hereunder and the purchase price, repurchase price or Exercise Price for such Shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of Awards, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Awards granted hereunder; provided, however, that fractional shares may be deleted from any such adjustment or substitution.

         SECTION 5 - GENERAL TERMS AND CONDITIONS OF OPTIONS AND RIGHTS

(a) General Terms.  The Committee shall have full and complete authority and
    -------------
    discretion, except as expressly limited by the Plan, to grant Options and Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:

   (i) the Exercise Price of any Option or Right, determined in accordance with Section 5(b) hereof;

   (ii) the number of Shares subject to, and the expiration date of, any Option or Right, provided, however, that no Option or Right shall have a term in excess of 10 years from the date of grant of the Option or Right;

   (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right; and

   (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

(b) Exercise Price.  The Exercise Price shall be determined by the Committee and
    --------------
    shall not be less than the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in no event shall the Exercise Price be less than the par value per Share.

                   SECTION 6 - EXERCISE OF OPTIONS AND RIGHTS

(a) General Exercise Rights.  An Option or Right granted under the Plan shall be
    -----------------------
    exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant, and except as provided in
    Section 6(c) hereof, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such participant is an employee of, and has continuously since the grant thereof been an employee of, the Company or an Affiliate. Transfer of employment between Affiliates or between an Affiliate and the Company shall not be considered an interruption or termination of employment for any purpose of this Plan. Neither shall a leave of absence at the request, or with the approval, of the Company or an Affiliate be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to re-employment with the Company or an Affiliate is guaranteed by contract. An Option or Right also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission.

(b) Notice of Exercise.  An Option or Right may not be exercised with respect to
    ------------------
    less than 25 Shares, unless the exercise relates to all Shares covered by the Option or Right at the date of exercise. An Option or Right shall be exercised by delivery of a written notice to the Company. Such notice shall state the election to exercise the Option or Right and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option or Right. In the case of an exercise of an Option, such notice shall either: (a) be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares which the Participant is entitled as a result of the exercise as soon as practicable after the notice has been received; or (b) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 6(d) and 13, respectively. In the event the Option or Right shall be exercised pursuant to Section 6(c)(i) hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option or Right.

(c) Exercise After Termination of Employment.  Except as otherwise determined by
    ----------------------------------------
    the Committee at the date of grant of the Option or Award and as is provided in the applicable Agreement evidencing the Option or Right, upon termination of a Participant's employment with the Company or any of its Affiliates, such Participant (or in the case of death, the person(s) to whom the Option or Right is transferred by will or the laws of descent and distribution) may exercise such Option or Right during the following periods of time (but in no event after the normal expiration date of such Option or Right):

   (i) in the case of termination as a result of death, disability or retirement of the Participant, the Option or Right shall remain exercisable (as to the number of shares exercisable on the termination date) for one year after the date of termination; for this purpose, "disability" shall mean such physical or mental condition affecting the Participant as determined by the Committee in its sole discretion, and "retirement" shall mean voluntary retirement under a retirement plan or program of the Company or any Affiliate;

   (ii) in the case of termination for cause, the Option or Right shall immediately terminate and shall no longer be exercisable; and

   (iii) in the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, with respect to the shares exercisable on the date of termination, the Option or Right shall remain exercisable for three months after the date of termination.

   To the extent the Option or Right is not exercised within the foregoing periods of time, the Option or Right shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of Section 421 of the Code.

(d) Payment of Option Exercise Price.  Upon the exercise of an Option, payment
    --------------------------------
    of the Exercise Price shall be made either (i) in cash (by a certified check, personal check, bank draft or money order), (ii) with the consent of the Committee and subject to Section 6(e) hereof, by delivering the Participant's duly-executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares owned by the Participant for more than six (6) months valued at Fair Market Value, or
    (iv) by a combination of the foregoing forms of payment.

(e) Payment with Loan.  The Committee may in its sole discretion assist any
    -----------------
    Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this Section 6(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion.
    The maximum amount of any loan shall not exceed 80% of the Exercise Price payable for the Shares being purchased. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1272 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full, at the option of the Company, upon termination of the Participant's employment with the Company or its Affiliates for any reason or upon a sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deductions from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 6(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws.

(f) Rights as a Shareholder.  A Participant shall have no rights as a
    -----------------------
    shareholder with respect to any Shares issuable on exercise of any Option or Right until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(b) hereof.

(g) Effect of Dissolution, Merger, Etc.  Upon the dissolution or liquidation of
    -----------------------------------
    the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property of the Company to another corporation, this Plan shall terminate, and any outstanding Options and Rights shall terminate, unless provision be made in connection with such transaction for the assumption of such Options and Awards, or the substitution for such Options and Awards of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices.


                    SECTION 7 - SPECIAL PROVISIONS FOR ISO'S

Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

(a) the Option must be expressly designated as an ISO by the Committee and in the ISO Agreement;

(b) no ISO shall be granted more than ten years from the Effective Date of the Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

(c) the Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted;

(d) no ISO shall be granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate unless the Exercise Price of such ISO is at least 110% of the Fair Market Value per Share at the date of grant and such ISO is not exercisable after the expiration of five years from the date such ISO is granted;

(e) the aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any of its Affiliates and any predecessor of any such corporations) shall not exceed $100,000 as required under Section 422(d)(7) of the Code. (To the extent the $100,000 limit is exceeded, the $100,000 in options, measured as described above, granted earliest in time will be treated as ISOs); and

(f) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.

                     SECTION 8 - STOCK APPRECIATION RIGHTS

(a) Grant of SAR.  An SAR shall, upon its exercise, entitle the Participant to
    ------------
    whom such SAR was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Fair Market Value of such Shares on date of exercise) shall equal the amount by which the Fair Market Value per Share on the date of such exercise shall exceed the Exercise Price of such SAR, multiplied by the number of Shares with respect of which such SAR shall have been exercised. An SAR may be Related to an Option or may be granted independently of any Option, as the Committee shall from time to time in each case determine. A Related SAR may be granted at the time of grant of an Option or, in the case of an NQSO, at any time thereafter during the term of the NQSO.

(b) Related SAR.  The Exercise Price of a Related SAR shall be the same as the
    -----------
    Exercise Price of the Related Option. A Related SAR shall be exercisable only at such time or times and only to the extent that the Related Option is exercisable and then only when the Fair Market Value per Share on the date of exercise exceeds the Exercise Price. A Related SAR shall expire no later than the Related Option. Upon exercise of a Related SAR, in whole or in part, the Related Option shall be canceled automatically to the extent of the number of Shares covered by such exercise, and such Shares shall no longer be available for grant of future Awards. Conversely, if the Related Option is exercised, in whole or in part, the Related SAR shall be canceled automatically to the extent of the number of Shares covered by the Option exercise.

     SECTION 9 - LIMITED STOCK APPRECIATION RIGHTS; ACCELERATION OF AWARDS

(a) Grant of LSAR.  At the time of grant of an Option or SAR to any Participant
    -------------
    (or, in the case of an NQSO or an SAR not Related to an ISO, at any time thereafter during the term of the NQSO or SAR), the Committee shall have full and complete authority and discretion to also grant to such Participant an LSAR which is Related to such Option or SAR.

(b) Exercise of LSAR.  An LSAR shall entitle the holder thereof, upon exercise
    ----------------
    of the LSAR within the exercise period prescribed below and satisfaction of any conditions imposed by the Committee in the grant of the LSAR, to surrender the Related Option and/or SAR or any portion thereof, and to receive without payment to the Company an amount of cash determined pursuant to Section 9(d) hereof. An LSAR shall be exercisable only during one or more of the periods prescribed below in Section 9(c), provided, however, that no LSAR may be exercised within six months of the date the LSAR was granted and an LSAR shall be exercisable only at such time or times and to the extent that the Related SAR or Option is exercisable and only when the Fair Market Value per Share exceeds the Exercise Price per Share. To the extent that an LSAR is exercised, the Related Option and/or SAR shall automatically be canceled to the extent of the number of Shares covered by such exercise, and such Shares shall no longer be available for future Awards. To the extent that a Related Option or SAR is exercised, the Related LSAR shall automatically be canceled to the extent of the number of Shares covered by such exercise.

(c) Trigger Event.  An LSAR shall be exercisable, subject to the provisos in
    -------------
    Section 9(b), during any one or more of the following periods:

   (i) for a period of 60 days beginning on the date on which Shares are first purchased pursuant to a tender offer or exchange offer (other than such an offer by Morrison Knudsen Corporation, the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding Shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of Shares purchased pursuant to such offer;

   (ii) for a period of 60 days beginning on the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than Morrison Knudsen Corporation, the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding Shares or other securities of the Company for or pursuant to the terms of any such plan), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Company would be entitled in the election of the Board of Directors were an election held on such date;

     (iii) for a period of 60 days beginning on the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

     (iv) for a period of 60 days beginning on the date of approval by the shareholders of the Company of an agreement (a "reorganization agreement") providing for:

     (A) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation; or

     (B) the sale or other disposition of all or substantially all the assets of the Company.

   Each of the events specified in (i), (ii), (iii) and (iv) above from which the sixty-day period specified above commences is a "Trigger Event" for the purposes of the Plan.

(d) Payment Upon Exercise.  Upon exercise of an LSAR, the Participant shall be
    ---------------------
    entitled to receive an amount of cash in respect of each Share subject to the Related Option or SAR equal to the excess of the fair market value of such Share over the Exercise Price of such Related Option or SAR. In the case of LSARs related to ISOs, "fair market value" shall mean the Fair Market Value of Shares on the date the LSAR is exercised. In the case of all other LSARs, "fair market value" shall mean the highest mean between the highest and lowest quoted selling price of a Share on the NASDAQ system during the period beginning on the 90th day prior to the date on which the LSAR is exercised and ending on such date, except that:

     (i) in the event of a tender offer or exchange offer for Shares, fair market value shall mean the greater of such last sale price or the highest price paid for Shares pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the LSAR is exercised and ending on such date,

     (ii) in the event of the acquisition by any person or group of beneficial ownership of securities of the Company entitling the person or group to 30% or more of the combined voting power of the Company's outstanding securities, fair market value shall mean the greater of such last sales price or the highest price per Share paid shown on the Schedule 13D, or any Amendment thereto, filed by the person or group becoming a 30% beneficial owner or disclosing an intention or possible intention to acquire control of the Company, and

     (iii) in the event of approval by shareholders of the Company of a reorganization agreement, fair market value shall mean the greater of such last sale price or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the LSAR.

   Any securities or property which are part or all of the consideration paid for Shares in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (1) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Company issuing securities or property in the merger or consolidation or to whom the Company is selling or otherwise disposing of all or substantially all the assets of the Company and (2) the valuation placed on such securities or property by the Committee.

(e) Acceleration of Options and SARs.  All Options and SARs shall become fully
    --------------------------------
    exercisable upon the occurrence of any Trigger Event, whether or not such Options or SARs are then exercisable under the provisions of the applicable Agreements relating thereto, except that (1) in no event will SARs or Options Related to SARs be exercisable within six months after the date on which granted, and (2) SARs Related to LSARs may not be exercised for cash during any of the 60-day periods after a Trigger Event.


        SECTION 10 - TERMS AND CONDITIONS OF AWARDS OF RESTRICTED STOCK

(a) General Terms.  The Committee shall have full and complete authority and
    -------------
    discretion, except as expressly limited by the Plan, to grant Awards of Restricted Stock and to provide the terms and conditions (which need not be identical among Participants) thereof. Awards of Restricted Stock shall be evidenced by written Agreements in such form as the Committee from time to time shall approve. In particular, the Committee shall prescribe the following terms and conditions:

   (i) the number of Shares of Restricted Stock to be awarded to each Participant;

   (ii) the restriction period applicable to each Award of Restricted Stock, which period shall be determined at the time of the Award and need not be the same for all Awards; and

   (iii) the payment, if any, to be made by the Participant in consideration of the Award. Any Award may be made without payment of consideration by the Participant or may provide for payment of cash or deferred consideration which is less than the Fair Market Value of the awarded shares at the date of grant. Any such Award may be on the basis that the shares awarded thereby may be repurchased by the Company at a fixed price or at a price established by formula, either upon forfeiture of the awarded shares or in other specified circumstances.

(b) Restrictions.  The Shares of Restricted Stock awarded shall be subject to
    ------------
    restrictions as set forth in Section 11.

(c) Certificates.  A stock certificate or certificates evidencing the Shares of
    ------------
    Restricted Stock awarded shall be issued in the name of the recipient and delivered to the Committee or its designee to be held in safekeeping until the periodic expiration of the restrictions. The certificates issued pursuant to the Plan shall contain a legend necessary to reflect the restrictions on such Shares as contained in Section 11.

(d) Rights as a Shareholder.  Subject to the restrictions contained in Section
    -----------------------
    11 hereof, the recipient of an Award of Restricted Stock pursuant to the Plan shall have all the rights as a shareholder with respect to the Shares covered by the Award including, but not limited to, the right to vote such Shares, the right to receive cash or stock dividends with respect thereto and the right to participate in any subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company. In the event the recipient receives additional Shares pursuant to any of the foregoing events, the Shares acquired shall be subject to the terms, conditions and restrictions contained herein as if such additional Shares were received at the date of the original Award.

        SECTION 11 - RESTRICTIONS ON RESTRICTED STOCK AND LAPSE THEREOF

(a) Restrictions.  Shares of Restricted Stock awarded shall be subject to the
    ------------
    restrictions that, during the restriction period or prior to the lapse of the restrictions in accordance with subsection (c) hereof, such Shares:

     (i) shall not be sold, exchanged, transferred, pledged or otherwise disposed of; and

     (ii) shall be forfeited to the Company if the recipient's employment is terminated;

    except as provided in subsection (c) hereof.

(b) Restriction Period.  Restrictions shall lapse at the times determined by the
    ------------------
    Committee unless such restrictions are terminated earlier in accordance with subsection (c) below.

(c) Lapse of Restrictions.  The restrictions contained herein shall lapse upon
    ---------------------
    the occurrence of any of the following events:

   (i) Upon the retirement of a recipient at the normal retirement date as defined under the MK Gold Company 401(k) Savings Plan, the restrictions applicable to stock awards to said recipient shall lapse according to the following formula.

     For each award of restricted stock:

     Number of shares for which
     restrictions shall lapse      =  X   x  N
                                      -
                                      Y

      Where:

      X = number of months from the date of award to the date of the Participant's termination;

      Y = number of months required under the award for all restrictions to lapse without regard to early lapse under Section 11(c) of the Plan; and

      N = the number of shares under each award for which restrictions have not lapsed.

     (ii) The death or total and permanent disability of a recipient while employed by the Company or an Affiliate;

     (iii) The occurrence of a Trigger Event;

     (iv) At such times, other than as described in (i), (ii) or (iii), above, including termination by the Company or an Affiliate of a recipient's employment for any reason or the early retirement of a recipient with the consent of the Company, if the Committee determines in the exercise of its sole discretion that the lapse of restrictions at such time with respect to all or a portion of the shares awarded is in the best interest of the Company.


         SECTION 12 - RESTRICTIONS ON TRANSFERS; GOVERNMENT REGULATIONS

(a) Awards Not Transferable.  No Option or Right nor any right or interest of a
    -----------------------
    Participant under the Plan in any instrument evidencing any Option or Right under the Plan may be assigned, encumbered, or transferred, except, in the event of the death of a Participant, by will or the laws of descent and distribution.

(b) Government Regulations.  This Plan, the granting of Awards under this Plan
    ----------------------
    and the issuance or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, nor cash payments made by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing or for quotation on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.


                          SECTION 13 - TAX WITHHOLDING

The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may, pursuant to such rules as the Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission.


                      SECTION 14 - ADMINISTRATION OF PLAN

(a) The Committee.  The Plan shall be administered by the Committee, which shall
    -------------
    be comprised of three or more members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission and shall be an "outside director" as defined in Code Section 162(m) and the regulations thereunder promulgated by the Treasury Department.

(b) Committee Action.  A majority of the members of the Committee at the time in
    ----------------
    office shall constitute a quorum for the transaction of business, and any determination or action may be taken at a meeting by a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Options or Rights. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

(c) Committee Authority.  In amplification of the Committee's powers and duties,
    -------------------
    but not by way of limitation, the Committee shall have full authority and power to:

     (i) Construe and interpret the provisions of the Plan and make rules and regulations for the administration of the Plan not inconsistent with the Plan;

     (ii) Decide all questions of eligibility for Plan participation and for the grant of Awards;

     (iii) Adopt forms of Agreements and other documents consistent with the Plan;

     (iv) Engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

     (v) Take such other actions as may be reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

(d) Indemnification.  In addition to such other rights of indemnification as
    ---------------
    they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.


                          SECTION 15 - EFFECTIVE DATE

The effective date of this Plan shall be November 15, 1993 (the date such Plan will be approved by the Board of Directors), subject to receipt of shareholder approval of this Plan within one year of that date. All Awards pursuant to this Plan prior to receipt of shareholder approval shall be effective when made but shall be subject to the terms of this Plan only upon receipt of such shareholder approval. If such approval is not received within the one-year period specified above, all Awards made on or after November 15, 1993 shall be forfeited.


                     SECTION 16 - AMENDMENT AND TERMINATION

(a)  The Plan.
     --------

     (i)  Amendment.  The Board of Directors may amend the Plan from time to
          ---------
          time in its sole discretion; provided, however, that no such amendment shall, without the approval of the shareholders of the Company if such approval is required by the laws of the State of Delaware or Section 422 of the Code or Rule 16b-3 under the Exchange Act: (a) change the class of persons eligible to receive Awards or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase the aggregate number of Shares with respect to which Awards may be made under the Plan; (c) materially increase the benefits accruing to Participants under the Plan; or (d) remove the administration of the Plan from the Committee or render any member of the Committee eligible to receive an Award under the Plan while serving thereon. Any purported amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

   (ii)   Termination.  The Board of Directors may suspend or terminate the Plan
          -----------
          at any time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding and unexercised Options and Rights granted under the Plan and Shares issued under the Plan.

(b) Awards.  Subject to the terms and conditions and the limitations of the
    ------
    Plan, the Committee may in the exercise of its sole discretion modify, extend or renew the terms of outstanding Awards granted under the

    Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised) and authorize the granting of new Awards in substitution therefor (to the extent not theretofore exercised). Without limiting the generality of the foregoing, the Committee may in its discretion at any time accelerate the time at which any Option or Right is exercisable, subject to compliance with the requirements of Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.


                           SECTION 17 - MISCELLANEOUS

(a) Employment.  Neither the establishment of the Plan nor any amendments
    ----------
    thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of the employment of any Participant with the Company or any of its Affiliates. No person shall have a right to be granted Awards or, having been selected as a Participant for one Award, to be so selected again.

(b) Multiple Awards.  Subject to the terms and restrictions set forth in the
    ---------------
    Plan, a Participant may hold more than one Award.

(c) Written Notice.  As used herein, any notices required hereunder shall be in
    --------------
    writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

      MK Gold Company
      60 East South Temple, Suite 2100
      Salt Lake City, Utah 84111
      Attn:  Secretary

(d) Applicable Law; Severability.  The Plan shall be governed by and construed
    ----------------------------
    in all respects in accordance with the laws of the State of Delaware. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                                                      APPENDIX B

                                [FORM OF PROXY]

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          AUGUST 5, 1996 AT 3:00 P.M.


                                MK GOLD COMPANY


   The undersigned stockholder of MK Gold Company hereby appoints Philip J. Bernhisel and John C. Farmer and each of them, as attorneys and proxies, each with the power to act without the other and with power of substitution and revocation, and hereby authorizes them to represent the undersigned and vote, as designated on the other side, all shares of stock of MK Gold Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held August 5, 1996 or any adjournments or postponements thereof.

   RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH, IS HEREBY ACKNOWLEDGED.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

- --------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               ANNUAL MEETING OF
                                  STOCKHOLDERS
                                MK GOLD COMPANY

                                 AUGUST 5, 1996
                                   3:00 P.M.
                            SALT LAKE CITY MARRIOTT
                               75 S. WEST TEMPLE
                            SALT LAKE CITY, UT 84101

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE          Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.          your votes as
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR           indicated in
PROPOSALS 1 THROUGH 3.                                          this example

                                                                      X
                                                                     ---


1. ELECTION OF DIRECTORS                                      (THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                                    FOR THE NOMINEES LISTED BELOW)
 FOR all nomi-                      WITHHOLD
 nees listed to                     AUTHORITY               NOMINEES: Gordon J. Humphrey, James P. Miscoll
 the right (ex-                     to vote for
 cept as marked                     all nominees            (INSTRUCTIONS: To withhold authority to
 to the con-                        listed to               vote for any individual nominee, write
 trary herein)                      the right               that nominee's name in the space pro-
                                                            vided below.)
 -----------------------------------------------------------------------------------------------------------------------------------

2. To approve an amend-             3. To approve an amend-  4. In their discretion
  ment to the Company's             ment to the Company's    the Proxies are
  Certificate of Incor-             Stock Incentive Plan,    authorized to vote
  poration to change the            as described in the      upon such other busi-
  name of the Company to            Proxy Statement.         ness as may properly
  "AdAstra Resource                                          come before the meet-
  Corporation."                                              ing or any adjourn-
                                                             ment thereof.

 FOR  AGAINST  ABSTAIN   FOR  AGAINST  ABSTAIN

 ___    ___      ___     ___    ___       ___

                                           The signature should agree with the
                                           name on your stock certificate. When
                                           shares are held by joint tenants,
                                           both should sign. When signing as
                                           attorney, executor, administrator,
                                           trustee, or guardian, please give
                                           full title as such. If a corporation,
                                           please sign in full corporate name by
                                           president or other authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized person.

                                           Dated: _____________________, 1996

                                           __________________________________
                                            (Signature)

                                           __________________________________
                                            (Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

- ------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                                ADMISSION TICKET

                               ANNUAL MEETING OF
                                  STOCKHOLDERS
                                MK GOLD COMPANY


                                 AUGUST 5, 1996
                                   3:00 P.M.
                            SALT LAKE CITY MARRIOTT
                               75 S. WEST TEMPLE
                           SALT LAKE CITY, UTAH 84101



                                     Agenda
                                     ------

          *   Election of Directors
          *   Approval of Amendment to Certificate of Incorporation
          *   Approval of Amendment to Stock Incentive Plan

                                       3